EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this Registration Statement of Denbury Resources Inc. on Form S-8 of our reports dated February 21, 1997, appearing in the Annual Report on Form 10-K of Denbury Resources Inc. for the year ended December 31, 1996.

Deloitte & Touche



Calgary, Alberta
May 29, 1997


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